EXHIBIT 1
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                                             DIRECTORS AND OFFICERS OF
                                                FORD MOTOR COMPANY

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Name and
Business Address                                    Principal Occupation                              Citizenship
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
William Clay Ford, Jr.*                             Chairman of the Board and Chief Executive         U.S.
World Headquarters                                  Officer
One American Road
Dearborn, MI 48126
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John R. H. Bond*                                    Group Chairman, HSBC Holdings, plc                UK
HSBC Holdings plc
10 Lower Thames Street
London  EC3R 6AE
UK
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Michael D. Dingman*                                 President and Chief Executive Officer             Bahamas
Shipston  Group Ltd.
Deltec House
Lyford Cay
Nassau, Bahamas
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Edsel B. Ford II*                                   Former Vice President, Ford Motor Company and     US
World Headquarters                                  former President, Ford Motor Credit Company
One American Road
Dearborn, MI  48126
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William Clay Ford*                                  Retired Chairman of the Finance Committee         US
World Headquarters
One American Road
Dearborn, MI 48126
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Irvine O. Hockaday, Jr.*                            President and Chief Executive Officer             US
Hallmark Cards, Inc.
2501 McGee
Kansas City, MO  64108
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Marie-Josee Kravis*                                 Senior Fellow                                     Switzerland/
C/o Council on Foreign Relations                                                                      Canada
Hudson Institute
58 E. 68th Street
New York, NY 10021
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Richard A. Manoogian*                               Chairman of the Board                             US
Masco Corporation
21001 Van Born Road
Taylor, MI  48180
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Ellen R. Marram*                                    General Partner                                   US
North Castle Partners LLC
183 East Putnam Avenue
Greenwich, CT  06830
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                                       1
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Name and
Business Address                                    Principal Occupation                              Citizenship
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Homer A. Neal*                                      Director ATLAS Project, Professor of Physics      US
European Organization for Nuclear Research          and Office of Provost and Executive Vice
CERN                                                President for Academic Affairs, University of
PPE Division                                        Michigan
Building 40-2C-20
1211 Geneva 23
Switzerland
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Jorma J. Ollila*                                    Chairman and Chief Executive Officer              Finland
Nokia Corporation
Keilahdentie 4
02150 Espoo
Finland
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Robert E. Rubin*                                    Director, Chairman of the Executive Committee     US
Citigroup, Inc.                                     and Member of the Office of the Chairman
399 Park Avenue - Third Floor
New York, NY  10043
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John L. Thornton*                                   President and Co-Chief Operating Officer          US
Goldman-Sachs Group, L.P.
133 Fleet Street
London  EC4A 2BB
England
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Nicholas V. Scheele*                                President and Chief Operating Officer             UK
World Headquarters
One American Road
Dearborn, MI 48126
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W. Wayne Booker                                     Vice Chairman                                     U.S.
World Headquarters
One American Road
Dearborn, MI 48126
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Carl E. Reichardt*                                  Vice Chairman                                     U.S.
World Headquarters
One American Road
Dearborn, MI 48126
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James D. Donaldson                                  Group Vice President - Global Business            UK
World Headquarters                                  Development
One American Road
Dearborn, MI 48126
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I. Martin Inglis                                    Group Vice President and Chief Financial Officer  UK
World Headquarters
One American Road
Dearborn, MI 48126
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Roman J. Krygier                                    Group Vice President - Manufacturing and Quality  US
World Headquarters
One American Road
Dearborn, MI 48126
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                                       2
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Name and
Business Address                                    Principal Occupation                              Citizenship
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Carlos E. Mazzorin                                  Group Vice President - Purchasing, South          US
World Headquarters                                  America and Asia-Pacific
One American Road
Dearborn, MI 48126
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James J. Padilla                                    Group Vice President - North America              US
World Headquarters
One American Road
Dearborn, MI 48126
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Richard Parry-Jones                                 Group Vice President - Product Development &      UK
World Headquarters                                  Chief Technical Officer
One American Road
Dearborn, MI 48126
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Wolfgang Reitzle                                    Group Vice President - Premier Automotive Group   Germany
World Headquarters
One American Road
Dearborn, MI 48126
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John M. Rintamaki                                   Chief of Staff                                    US
World Headquarters
One American Road
Dearborn, MI 48126
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David W. Thursfield                                 Group Vice President (Chairman, President and     UK
World Headquarters                                  Chief Executive Officer, Ford Of Europe)
One American Road
Dearborn, MI 48126
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Henry D. G. Wallace                                 Group Vice President                              UK
World Headquarters
One American Road
Dearborn, MI 48126
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Donald A. Winkler                                   Group Vice President (Chairman and Chief          US
World Headquarters                                  Executive Officer, Ford Financial)
One American Road
Dearborn, MI 48126
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Martin B. Zimmerman                                 Group Vice President - Corporate Affairs          US
World Headquarters
One American Road
Dearborn, MI 48126
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Elizabeth S. Acton                                  Vice President and Treasurer                      US
World Headquarters
One American Road
Dearborn, MI 48126
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Marvin W. Adams                                     Vice President and Chief Information Officer      US
World Headquarters
One American Road
Dearborn, MI 48126
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                                       3
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Name and
Business Address                                    Principal Occupation                              Citizenship
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Gurminder S. Bedi                                   Vice President                                    US
World Headquarters
One American Road
Dearborn, MI 48126
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William W. Boddie                                   Vice President - Global Core Engineering          US
World Headquarters
One American Road
Dearborn, MI 48126
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Mei Wei Cheng                                       Vice President (President, Ford Motor (China)     US
World Headquarters                                  Ltd.)
One American Road
Dearborn, MI 48126
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Susan M. Cischke                                    Vice President - Environmental and Safety         US
World Headquarters                                  Engineering
One American Road
Dearborn, MI 48126
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William J. Cosgrove                                 Vice President (Chief of Staff and Chief          US
World Headquarters                                  Financial Officer, Premier Automotive Group
One American Road
Dearborn, MI 48126
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Terrall M. de Jonckheere                            Vice President - Ford South America Operations    US
World Headquarters
One American Road
Dearborn, MI 48126
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Robert A. Dover                                     Vice President  (President, Jaguar Land Rover)    UK
World Headquarters
One American Road
Dearborn, MI 48126
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Mark Fields                                         Vice President                                    US
World Headquarters
One American Road
Dearborn, MI 48126
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Karen C. Francis                                    Vice President - Consumer Connect                 US
World Headquarters
One American Road
Dearborn, MI 48126
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Louise K. Goeser                                    Vice President - Quality                          US
World Headquarters
One American Road
Dearborn, MI 48126
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Joseph Greenwell                                    Vice President - Global Automotive and Product    UK
World Headquarters                                  Promotions and Associations
One American Road
Dearborn, MI 48126
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                                       4

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Name and
Business Address                                    Principal Occupation                              Citizenship
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Janet M. Grissom                                    Vice President - Washington Affairs               US
World Headquarters
One American Road
Dearborn, MI 48126
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Elliott S. Hall                                     Vice President - Dealer Development               US
World Headquarters
One American Road
Dearborn, MI 48126
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Lloyd E. Hansen                                     Vice President - Revenue Management               US
World Headquarters
One American Road
Dearborn, MI 48126
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Earl J. Hesterberg                                  Vice President (Vice President, Marketing,        US
World Headquarters                                  Sales and Service, Ford Of Europe)
One American Road
Dearborn, MI 48126
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Mark W. Hutchins                                    Vice President (President, Lincoln Mercury)       US
World Headquarters
One American Road
Dearborn, MI 48126
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Michael D. Jordan                                   Vice President Ford Customer Service Division     US
World Headquarters                                  (President, Automotive Consumer Services Group)
One American Road
Dearborn, MI 48126
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Brian P. Kelley                                     Vice President - Global Consumer Services         US
World Headquarters
One American Road
Dearborn, MI 48126
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Janet E. Klug                                       Vice President - Global Marketing                 US
World Headquarters
One American Road
Dearborn, MI 48126
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Vaughn A. Koshkarian                                Vice President - Ford Asia Pacific                US
World Headquarters
One American Road
Dearborn, MI 48126
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Donat R. Leclair                                    Vice President and Controller                     US
World Headquarters
One American Road
Dearborn, MI 48126
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Joe W. Laymon                                       Vice President - Human Resources                  US
World Headquarters
One American Road
Dearborn, MI 48126
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                                       5

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Name and
Business Address                                    Principal Occupation                              Citizenship
--------------------------------------------------- ------------------------------------------------- ----------------
Martin Leach                                        Vice President (Vice President, Product           UK
World Headquarters                                  Development, Ford of Europe)
One American Road
Dearborn, MI 48126
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Kathleen A. Ligocki                                 Vice President - Strategy, Business               US
World Headquarters                                  Development, Canada and Mexico
One American Road
Dearborn, MI 48126
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Malcolm S. Macdonald                                Vice President - Finance and Treasury Matters     US
World Headquarters
One American Road
Dearborn, MI 48126
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J. C. Mays                                          Vice President - Design                           US
World Headquarters
One American Road
Dearborn, MI 48126
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Timothy J. O'Brien                                  Vice President - Real Estate                      US
World Headquarters
One American Road
Dearborn, MI 48126
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James G. O'Connor                                   Vice President (President, Ford Division)         US
World Headquarters
One American Road
Dearborn, MI 48126
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Hans-Olov Olsson                                    Vice President (President, Volvo Cars)            Sweden
World Headquarters
One American Road
Dearborn, MI 48126
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Dennis E. Ross                                      Vice President and General Counsel                US
World Headquarters
One American Road
Dearborn, MI 48126
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Shamel T. Rushwin                                   Vice President - North America Business           US
World Headquarters                                  Operations
One American Road
Dearborn, MI 48126
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Gerhard Schmidt                                     Vice President - Research                         Germany
World Headquarters
One American Road
Dearborn, MI 48126
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Greg C. Smith                                       Vice President (Chief Operating Officer, Ford     US
World Headquarters                                  Financial)
One American Road
Dearborn, MI 48126
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                                       6

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Name and
Business Address                                    Principal Occupation                              Citizenship
--------------------------------------------------- ------------------------------------------------- ----------------
Anne Stevens                                        Vice President - North America Vehicle            US
World Headquarters                                  Operations
One American Road
Dearborn, MI 48126
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David T. Szczupak                                   Vice President - Powertrain Operations            US
World Headquarters
One American Road
Dearborn, MI 48126
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Frank M. Taylor                                     Vice President - Material Planning and Logistics  US
World Headquarters
One American Road
Dearborn, MI 48126
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Chris P. Theodore                                   Vice President - North America Product            US
World Headquarters                                  Development
One American Road
Dearborn, MI 48126
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James G. Vella                                      Vice President - Corporate Public Affairs         US
World Headquarters
One American Road
Dearborn, MI 48126
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Alex P. Ver                                         Vice President - Advanced Manufacturing           US
World Headquarters                                  Engineering
One American Road
Dearborn, MI 48126
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James A. Yost                                       Vice President - Strategy                         US
World Headquarters
One American Road
Dearborn, MI 48126
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Rolf Zimmermann                                     Vice President - Craftsmanship and Launch, Ford   Germany
World Headquarters                                  of Europe
One American Road
Dearborn, MI 48126
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* Indicates that the person is a Director of Ford motor Company
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


                                             DIRECTORS AND OFFICERS OF
                                          FORD GLOBAL TECHNOLOGIES, INC.

--------------------------------------------------- ------------------------------------------------- ----------------
Name and
Business Address                                    Principal Occupation                              Citizenship
--------------------------------------------------- ------------------------------------------------- ----------------
Marvin W. Adams*                                    Vice President and Chief Information Officer,     U.S.
World Headquarters                                  Ford Motor Company
One American Road
Dearborn, MI 48126
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                                       7

--------------------------------------------------- ------------------------------------------------- ----------------
Name and
Business Address                                    Principal Occupation                              Citizenship
--------------------------------------------------- ------------------------------------------------- ----------------
Thomas K. Brown*                                    Executive Director - Purchasing, Ford Motor       US
World Headquarters                                  Company
One American Road
Dearborn, MI 48126
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William J. Coughlin*                                President and Chief Executive Officer, Ford       US
World Headquarters                                  Global Technologies
One American Road
Dearborn, MI 48126
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Janet E. Klug*                                      Vice President - Global Marketing, Ford Motor     US
World Headquarters                                  Company
One American Road
Dearborn, MI  48126
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John J. Koszewnik*                                  Chief Engineer - Powertrain Operations, Ford      US
World Headquarters                                  Motor Company
One American Road
Dearborn, MI 48126
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Leo K. Shedden*                                     Director - Vehicle Programs, Truck Operations,    US
World Headquarters                                  Ford Motor Company
One American Road
Dearborn, MI 48126
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Gerhard Schmidt*                                    Vice President - Research, Ford Motor Company     Germany
World Headquarters
One American Road
Dearborn, MI 48126
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Hans Gustavsson*                                    Senior Vice President, Volvo Car Corporation      Sweden
World Headquarters
One American Road
Dearborn, MI 48126
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Robert J. Harmer*                                   Chief Engineer - Body and Chassis Engineering,    US
World Headquarters                                  Ford Motor Company
One American Road
Dearborn, MI 48126
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Susan Gouldsbury                                    Counsel - International Tax, Ford Motor Company   US
World Headquarters                                  Vice President - Tax Affairs, Ford Global
One American Road                                   Technologies, Inc.
Dearborn, MI 48126
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Ann Marie Petach                                    Assistant Treasurer, Ford Motor Company           US
World Headquarters                                  Vice President and Treasurer, Ford Global
One American Road                                   Technologies, Inc.
Dearborn, MI 48126
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Thomas J. DeZure                                    Assistant Secretary, Ford Motor Company           US
World Headquarters                                  Counsel, Intellectual Property and Secretary,
One American Road                                   Ford Global Technologies, Inc.
Dearborn, MI 48126
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                                       8

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Name and
Business Address                                    Principal Occupation                              Citizenship
--------------------------------------------------- ------------------------------------------------- ----------------
Donald B. Aiken                                     Chief Trademark Counsel and Assistant             US
World Headquarters                                  Secretary, Ford Global Technologies, Inc.
One American Road
Dearborn, MI 48126
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John K. Dickerson                                   Managing Counsel and Assistant Secretary, Ford    US
World Headquarters                                  Global Technologies, Inc.
One American Road
Dearborn, MI 48126
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Jay Drouillard                                      Assistant General Counsel and Assistant           U.S.
World Headquarters                                  Secretary, Ford Global Technologies, Inc.
One American Road
Dearborn, MI 48126
--------------------------------------------------- ------------------------------------------------- ----------------
Allan J. Lippa                                      Assistant General Counsel and Assistant           U.S.
World Headquarters                                  Secretary, Ford Global Technologies, Inc.
One American Road
Dearborn, MI 48126
--------------------------------------------------- ------------------------------------------------- ----------------
Edwin J. Lukas                                      Attorney - Compliance Department, Ford Motor      US
World Headquarters                                  Company
One American Road                                   Assistant Secretary, Ford Global Technologies,
Dearborn, MI 48126                                  Inc.
--------------------------------------------------- ------------------------------------------------- ----------------

* Indicates that the person is a Director of Ford Global Technologies, Inc.
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